UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 30, 2025
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2025, the Board of Directors (Board) of Northwest Natural Holding Company (Company or NW Holdings) appointed Peter J. Bragdon, to the Board as a Class III director effective July 12, 2025, for a term expiring at the Company’s 2026 Annual Meeting of Shareholders. Mr. Bragdon was also appointed to the Board of Directors of Northwest Natural Gas Company (NW Natural Board), the Company’s wholly owned subsidiary (NW Natural), effective July 12, 2025 as a Class III director for a term expiring at the 2026 Annual Meeting of Shareholders.
Mr. Bragdon has served as Executive Vice President, Chief Administrative Officer and General Counsel of Columbia Sportswear Company (Nasdaq: COLM) (Columbia) since 2015. He joined Columbia in 1999 and served as Senior Counsel and Director of Intellectual Property until January 2003. From 2003 to 2004, Mr. Bragdon served as Chief of Staff in the Oregon Governor's office. Mr. Bragdon returned to Columbia in 2004 as Vice President, General Counsel and Secretary of Columbia in 2004 and was named Senior Vice President of Legal and Corporate Affairs, General Counsel and Secretary in 2010 and Executive Vice President, Chief Administrative Officer, General Counsel and Secretary in 2015. In 2017, he assumed oversight of the Columbia's international distributor business. Prior to Columbia, Mr. Bragdon served as an attorney in the corporate securities and finance group at Stoel Rives LLP, and Special Assistant Attorney General for the Oregon Department of Justice. Mr. Bragdon currently serves as Chair of the Board of the Oregon Community Foundation. He also serves on the Boards of the World Federation of the Sporting Goods Industry as well as the Footwear Distributors and Retailers of America. He serves on the Board of Trustees of Reed College. He received a Juris Doctorate from Stanford Law School, a Master of Studies in Law from Yale Law School, and a Bachelor of Arts from Amherst College.
In connection with his appointment to the Board and effective July 12, 2025, the Board appointed Mr. Bragdon to the Organization and Executive Compensation Committee (OECC) and the Public Affairs and Environmental Policy Committee. The Board affirmatively determined that Mr. Bragdon qualifies as an “independent director” in accordance with the New York Stock Exchange listing standards and the Company’s Director Independence Standards for purpose of service on the full Board and the OECC.
Mr. Bragdon will receive standard compensation under NW Holdings' and NW Natural's director compensation programs applicable to non-employee members of the Board for 2025. Mr. Bragdon is expected to enter into the standard indemnification agreement, effective July 12, 2025, with each of the Company and NW Natural, which each of the Company and NW Natural offers to its executive officers and directors referenced as Exhibit 10j and Exhibit 10i, respectively, to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024.
In connection with Bragdon's appointment to the Board, the Board increased the number of directors comprising the Board from 10 to 11 directors, effective July 12, 2025.
In addition to Mr. Bragdon's appointment, the NW Natural Board appointed Mr. Dave Drinkward as an independent director on the NW Natural Board effective as of June 30, 2025. Mr. Drinkward does not serve on the Board of NW Holdings. Mr. Drinkward currently serves as President and Chief Executive Officer of Hoffman Construction Company, a position he has held since 2018.

Item 7.01	Regulation FD Disclosure
On July 3, 2025, the Company issued a press release announcing the appointment of Mr. Bragdon to the NW Holdings Board and NW Natural Board and the appointment of Mr. Drinkward to the NW Natural Board. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements
This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “forecasts,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated July 3, 2025 (furnished pursuant to Item 7.01 hereof).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)
/s/ Megan H. Berge
Dated: July 3, 2025	Deputy General Counsel & Corporate Secretary